Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Timberline Resources Corporation, (the "Company") on Form 10-K for the period ending September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted R. Sharp, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Timberline Resources Corporation.

       /s/ Ted R. Sharp                                               DATE: January 10, 2020

      Ted R. Sharp, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Timberline Resources Corporation and will be retained by Timberline Resources Corporation to be furnished to the Securities and Exchange Commission or its staff upon request.